UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of The TJX Companies, Inc. (the “Company”) was held on June 5, 2018. The final voting results of the annual meeting are as follows:

Proposal 1: Each nominee for director was elected, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstaining	Broker Non-Votes

Zein Abdalla	520,981,470	584,458	489,074	36,529,516

Alan M. Bennett	503,147,588	18,419,789	487,625	36,529,516

David T. Ching	511,413,349	10,150,794	490,859	36,529,516

Ernie Herrman	515,798,822	5,794,230	461,950	36,529,516

Michael F. Hines	506,652,320	14,701,585	701,097	36,529,516

Amy B. Lane	498,374,747	23,213,332	466,923	36,529,516

Carol Meyrowitz	503,920,542	14,663,455	3,471,005	36,529,516

Jackwyn L. Nemerov	513,233,692	8,347,689	473,621	36,529,516

John F. O’Brien	493,087,179	28,477,165	490,658	36,529,516

Willow B. Shire	490,399,222	31,184,581	471,199	36,529,516

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019 was ratified.

For	Against	Abstaining
541,421,948	16,820,886	341,684

Proposal 3: On an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (the say-on-pay vote) was approved.

For	Against	Abstaining	Broker Non-Votes
467,676,603	53,594,540	781,971	36,529,516

Proposal 4: A shareholder proposal for a report on compensation disparities based on race, gender, or ethnicity was not approved.

For	Against	Abstaining	Broker Non-Votes
129,518,594	365,166,402	27,370,006	36,529,516

Proposal 5: A shareholder proposal for amending the Company’s clawback policy was not approved.

For	Against	Abstaining	Broker Non-Votes
250,984,607	270,140,940	929,350	36,529,557

Proposal 6: A shareholder proposal for a supply chain policy on prison labor was not approved.

For	Against	Abstaining	Broker Non-Votes
39,877,384	474,112,548	8,065,070	36,529,516

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Alicia C. Kelly
Alicia C. Kelly
Executive Vice President, Secretary and
General Counsel

Dated: June 6, 2018